                                                                 Exhibit 10.13.1

Bostongas                                            Boston Gas Company
Eastern Enterprises                                  One Beacon Street
                                                     Boston, Massachusetts 02108
                                                     Tel: 617-723-5512 Ext. 2742
                                                     Fax: 617-742-8564

                                                     Jeffrey M. Leupold
                                                     Counsel

November 12, 1998


Robin Almond, Contract Administrator
Iroquois Gas Transmission System
One Corporate Drive, Suite 600
Shelton, CT 06484-6211

Re: Amendment to R-420-01

Dear Ms. Almond:

Enclosed is a fully-executed original of the above-referenced document.

Very truly yours,


/s/ Jeffrey M. Leupold

Jeffrey M. Leupold


JML/dmo
Enclosure
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                                                           Contract No. R-420-01

                                    AMENDMENT
            TO GAS TRANSPORTATION CONTRACT FOR FIRM RESERVED SERVICE

      THIS AMENDMENT is made and entered into this 3rd day of November, 1998, by and between IROQUOIS GAS TRANSMISSION SYSTEM, L.P., a Delaware limited partnership ("Transporter"), and BOSTON GAS COMPANY, a Massachusetts corporation, (Shipper).

      WHEREAS, Transporter and Shipper are parties to a Gas Transportation Contract for Firm Reserved Service dated February 7, 1991, subsequently designated as Transporter's Contract No. R-420-01, (the "Contract"), which provides for transportation service by Transporter of 52,100 Mcf per day of natural gas on behalf of Shipper between the interconnection points on Transporter's natural gas system at Waddington, New York and Wright, New York from approximately November 1, 1991, through November 1, 2011 and year to year thereafter;

      WHEREAS, Transporter and Shipper are parties to two multiparty agreements dated July 1, 1991 (the "July 1 Agreements") whereby Shipper agreed to reallocate 4,000 Mcf/d of Firm Transportation Service to Colonial Gas Company ("Colonial") and 4,500 Mcf/d of Firm Transportation Service to Commonwealth Gas Company ("ComGas"); and

      WHEREAS, those July 1 Agreements provide that Shipper will amend the Contract to reflect the reduction in maximum daily contract quantity after Colonial and ComGas have executed their respective agreements for Firm Transportation Service; and

      WHEREAS, Transporter filed in Docket No. CP91-2677 to partially abandon this service to Shipper; and

      WHEREAS, the Commission approved the reallocation of volumes to Colonial and ComGas; and

      WHEREAS, on November 25, 1991, Transporter and Colonial entered into a Gas Transportation Contract for Firm Reserved Service providing for the firm transportation of the 4,000 Mcf/d; and

      WHEREAS, Transporter and Shipper are parties to a Gas Transportation Contract for Firm Reserved Service, dated November 25, 1991, designated as Transporter's Contract No. R-420-03, which provides for the firm transportation of 4,500 Mcf/d on behalf of ComGas for a term terminating on the date Transporter and ComGas enter into their own Gas Transportation Contract for Firm Reserved Service; and

      WHEREAS, Transporter and Shipper mutually desire to amend the Maximum Daily Quantity set forth in the Contract to reflect the reallocation to Colonial and on behalf of ComGas.

                                                           Contract No. R-420-O1

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Transporter and Shipper hereby agree to amend the Contract as follows:

1. Effective December 1, 1991, Schedules 1 and 2 shall be deleted in their entirety and replaced with the new Schedules 1 and 2 attached.

All other terms and conditions of the Contract shall remain the same and continue in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


ATTEST:                        IROQUOIS GAS TRANSMISSION SYSTEM, LP.
                               By its Agent
                               IROQUOIS PIPELINE OPERATING COMPANY


/s/ [ILLEGIBLE]                By  /s/ Herbert A. Rakebrand, III
------------------------           ------------------------------------------
                                   Herbert A. Rakebrand, III
                                   Vice President, Marketing & Transportation


/s/ Joan Pastore               By  /s/ Paul Bailey
------------------------           ------------------------------------------
                                   Paul Bailey
                                   Vice President & Chief Financial Officer


ATTEST:                        BOSTON GAS COMPANY


/s/ [ILLEGIBLE]                By  /s/ William R. Luthern
------------------------           ------------------------------------------


                               By
------------------------           ------------------------------------------


                                       2
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                                                           Contract No. R-420-01

                                   SCHEDULE 1

Receipt Point:                 Waddington

Maximum Input Quantity:        43,600 Mcf/d

Pressure:                      1,440 psig, or such lesser pressure that
                               Transporter deems necessary.


                                       3
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                                                           Contract No. R-420-01

                                   SCHEDULE 2

Delivery Point(s):             Wright

Maximum Equivalent Quantity:   The thermal equivalent of 43,600 Mcf/d

Pressure:                      Minimum: The system operating pressure of the
                               downstream operator, not to exceed 1,440 psig, or such lesser pressure that Transporter and downstream operator deems necessary.

                               Maximum: 1440 psig


                                       4